UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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The Asia Tigers Fund, Inc.
(Name of Registrant as Specified In Its Charter)

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The Asia Tigers Fund, Inc.
345 Park Avenue
New York, New York 10154

January [     ], 2007

Dear Stockholder:

We are pleased to enclose the notice and proxy statement for the Annual Meeting of Stockholders of The Asia Tigers Fund, Inc. (NYSE: GRR; the “Fund”) to be held on February 23, 2007, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, Conference Room J, 30th Floor, New York, New York at [11:00 a.m.], New York time. I would like to provide you with additional background and ask for your vote on important proposals affecting the Fund.

In 2002, Stockholders of the Fund approved a fundamental policy whereby the Fund adopted an interval fund structure. Under this policy, the Fund conducts quarterly repurchase offers for between 5% and 25% of its outstanding shares at net asset value, less a repurchase fee of 2% of the repurchase proceeds. Because of the effects these repurchase offers have on the Fund’s expense ratio and the management of the Fund’s investment portfolio, the Board of Directors, after careful consideration, has approved amending the Fund’s fundamental policy regarding periodic repurchases to provide that the Fund will conduct repurchases on a semi-annual basis rather than on a quarterly basis. At the meeting, you will be asked to consider and vote on this amendment.

In addition, you are being asked to vote on the election of Directors.

After careful consideration, the Board of Directors of the Fund, including all of the Independent Directors, recommends that you vote “FOR” the amendment to the Fund’s fundamental policy regarding periodic repurchases and “FOR” the election of each of the nominees.

Whether or not you intend to attend the meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope or by following the enclosed instructions to vote by telephone or over the Internet. Please familiarize yourself with the proposals and vote immediately, even if you plan to attend the meeting.

Following this letter we have included questions and answers regarding this proxy statement. This information is designed to help you answer questions you may have and help you cast your votes, and is being provided as a supplement to, not a substitute for, the proxy statement, which we urge you to review carefully.

If your completed proxy card is not received, you may be contacted by representatives of the Fund or by our proxy solicitor, Georgeson Inc. (“Georgeson”). Georgeson has been engaged to assist the Fund in soliciting proxies. Representatives of Georgeson will remind you to vote your shares. You may also call the number provided on your proxy card for additional information.

As always, we thank you for your confidence and support.

Sincerely,

Prakash A. Melwani
Director and President

QUESTIONS AND ANSWERS
REGARDING THE PROXY STATEMENT AND
ANNUAL MEETING OF STOCKHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Q.	What am I being asked to vote “FOR” in this proxy?

A.	You are being asked to vote in favor of proposals to:

1.	Approve an amendment to the Fund’s fundamental policy regarding periodic repurchases to provide that the Fund will conduct repurchase offers on a semi-annual basis rather than on a quarterly basis.

2.	Elect two Class III Directors to the Board of Directors.

3.	Transact such other business as may be properly presented at the meeting or any adjournments or postponements thereof.

Q.	Why am I being asked to vote an amendment to the Fund’s fundamental policy regarding periodic repurchases?

A.
In 2002, Stockholders of the Fund approved a fundamental policy whereby the Fund adopted an interval fund structure. Under this policy, the Fund conducts quarterly repurchase offers for between 5% and 25% of its outstanding shares at net asset value, less a repurchase fee of 2% of the repurchase proceeds. The purpose of this policy was to seek to reduce the Fund’s trading discount and provide liquidity to Stockholders. Since the adoption of this policy, the Fund’s discount has fallen from 13.76% as of March 22, 2002 to [     ]% as of January [     ], 2007. However, since many factors influence the market price of the Fund’s shares, it is difficult to assess the degree to which the interval fund structure has contributed to the reduction of the Fund’s trading discount, if at all. The requirement to conduct quarterly repurchase offers has resulted in a reduction of the Fund’s size, which has increased the Fund’s expense ratio. In addition, the smaller Fund size and the need to liquidate securities to meet repurchase requests on a quarterly basis complicate the management of the Fund’s investment portfolio.

To help mitigate these negative aspects of the Fund’s interval fund structure but to continue to provide Stockholders with liquidity and a way to obtain near net asset value for their shares, the Board of Directors, after careful consideration, has approved amending the Fund’s fundamental policy regarding periodic repurchases to provide that the Fund will conduct repurchases on a semi-annual basis rather than on a quarterly basis. At the meeting, Stockholders will be asked to consider and vote on this amendment.

Q.	What effect will this amendment to the Fund’s fundamental policy regarding periodic repurchases have on me?

A.	If the amendment is approved by the Fund’s Stockholders, the Fund will continue to conduct periodic repurchase offers for between 5% and 25% of its outstanding shares at net asset value,

less a repurchase fee of 2% of the repurchase proceeds, but on a semi-annual basis instead of on a quarterly basis. In addition, this policy change may help improve the Fund’s expense ratio and the investment manager’s ability to hire and retain highly qualified personnel to assist in the analysis of prospective investments by the Fund, and the amended policy may be less disruptive to the management of the Fund’s investment portfolio since portfolio securities will not have to be liquidated as frequently to raise cash.

Q.	What effect do the Fund’s repurchase offers have on the Fund’s expense ratio and the management of the Fund’s investment portfolio?

A.
The Fund’s net asset value per share has risen 150.46% from $7.67 on October 31, 2002 to $19.21 on October 31, 2006—an average annual return of 25.80%. However, over that same period the Fund’s net assets have actually fallen 5.41% from $100,437,907 to $94,999,721, and the Fund’s outstanding shares have fallen 62.23% from 14,582,240 to 5,507,486. This reduction in the Fund’s size provides a smaller asset base over which to spread the Fund’s fixed expenses, thereby increasing the Fund’s expense ratio. The smaller size also interferes with the ability of the investment manager to hire and retain highly qualified personnel to assist in the analysis of prospective investments by the Fund. In addition, the portfolio manager is required to raise large amounts of cash four times a year to pay for repurchased shares at times when it may not be advantageous for the Fund to liquidate portfolio securities or hold significant amounts of cash.

Q.	How will the Fund’s trading discount be affected if the Fund conducts repurchase offers on a semi-annual basis instead of on a quarterly basis?

A.
Although the Fund’s trading discount has fallen since the adoption of the Fund’s fundamental policy regarding periodic repurchases in 2002, it is impossible to say to what extent, if any, the reduction in the Fund’s trading discount can be attributed to the Fund’s interval fund structure. Similarly, it is impossible to predict what effect, if any, amending this policy might have on the relationship of the Fund’s share price on the New York Stock Exchange to the Fund’s net asset value per share.

Q.	What else am I being asked to approve?

A.	Stockholders are also being asked to elect two Class III Directors to the Board of Directors.

Q.	How does the Fund’s Board of Directors suggest I vote?

A.
After careful consideration, the Fund’s Board of Directors, including its Independent Directors, has determined that it would be in the best interest of the Fund and its Stockholders to amend the Fund’s fundamental policy regarding periodic repurchases to provide that the Fund will conduct repurchase offers on a semi-annual basis rather than on a quarterly basis and that you vote “FOR” this amendment to the Fund’s fundamental policy.

After careful consideration, the Fund’s Board of Directors, including its Independent Directors, also recommends that you vote “FOR” the election of each nominee for Director.

Q.	Will my vote make a difference?

A.	Your vote is needed to ensure that the proposals can be acted upon. The Fund’s Board of Directors encourages all Stockholders to participate in the governance of their Fund.

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Georgeson Inc. at 1-866-297-1264.

Q.	How do I go about voting my shares?

A.
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

The Asia Tigers Fund, Inc.
345 Park Avenue
New York, New York 10154

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

January [     ], 2007

To the Stockholders:

An Annual Meeting of Stockholders of The Asia Tigers Fund, Inc. (the “Fund”) will be held on February 23, 2007, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, Conference Room J, 30th Floor, New York, New York at [11:00 a.m.], New York time, for the purpose of considering and voting upon proposals to:

1.	Approve an amendment to the Fund’s fundamental policy regarding periodic repurchases to provide that the Fund will conduct repurchase offers on a semi-annual basis rather than on a quarterly basis.

2.	Elect two Class III Directors to the Board of Directors.

3.	Transact such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The close of business on January 2, 2007, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By order of the Board of Directors,

Joshua B. Rovine
Secretary

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts	Valid Signature

ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

The Asia Tigers Fund, Inc.
345 Park Avenue
New York, New York 10154

PROXY STATEMENT

This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Asia Tigers Fund, Inc. (the “Fund”) of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York in Conference Room J on the 30th Floor, on February 23, 2007, at [11:00 a.m.], New York time, and at any adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

This proxy statement and the accompanying form of proxy are first being mailed to Stockholders on or about January [     ], 2007.

At the Meeting, Stockholders will vote on proposals to:

1.
Approve an amendment to the Fund’s fundamental policy regarding periodic repurchases to provide that the Fund will conduct repurchase offers on a semi-annual basis rather than on a quarterly basis. (Proposal 1)

2.	Elect two Class III Directors to the Board of Directors. (Proposal 2)

This Proxy Statement sets forth concisely the information Stockholders of the Fund should know before voting on the Proposals. Please read it carefully and retain it for future reference. The Fund’s Annual Report, containing financial statements for the fiscal year ended October 31, 2006, as filed on Form N-CSR, is available free of charge by contacting Blackstone Asia Advisors L.L.C., 345 Park Avenue, New York, New York 10154, by calling 1-866-800-8933 toll-free or on the Internet at www.blackstone.com. Information about the Fund is included in this proxy statement. Reports and other information filed by the Fund can be inspected in person at the Public Reference Room maintained by the Securities and Exchange Commission (the “SEC”) at the address below, and copies of such materials can be obtained from the Public Reference Branch at the address below. In addition, shares of common stock of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “GRR”. Reports and other information concerning the Fund can be inspected by contacting the NYSE at New York Stock Exchange, Inc., 11 Wall Street, New York, New York 10005. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549

By Phone:	1-202-942-8090

By Mail:	Public Reference Branch Officer of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549 (duplicating fee required)

By Email:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

Stockholders who execute proxies retain the right to revoke them in person at the Meeting, by written notice received by the Secretary of the Fund at any time before they are voted or by delivering a duly executed proxy bearing a later date. Proxies that are not revoked will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR each of the Proposals.

The close of business on January 2, 2007, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. Each Stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

On the record date there were [          ] shares of the Fund’s common stock outstanding.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose, without notice other than by announcement at the meeting, one or more adjournments or postponements of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies or until a quorum shall attend. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A Stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote FOR. Abstentions and broker non-votes will have the same effect as a vote AGAINST Proposal 1. Abstentions and broker non-votes will have no effect on the vote on Proposal 2. The persons named as proxies will have discretionary authority to vote all shares for which they serve as proxies, including abstentions and broker non-votes, on the adjournment of the Meeting, whether or not a quorum is present, to a date not more than 120 days after the original record date to permit further solicitation of proxies.

Stockholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

The principal business address of the Fund is 345 Park Avenue, New York, New York 10154. The Fund is a closed-end management investment company, registered under the 1940 Act. The principal business address of Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), the Fund’s investment manager and administrator, is 345 Park Avenue, New York, New York 10154.

The Board of Directors of the Fund knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The date of this Proxy Statement is January [     ], 2007.

PROPOSAL 1. AMENDMENT TO THE FUND’S FUNDAMENTAL POLICY
REGARDING PERIODIC REPURCHASES

Background

Since the Fund’s initial public offering in 1993, the Fund’s Board of Directors has diligently monitored the relationship of the Fund’s share price on the NYSE to its net asset value per share, regularly reviewing the discount or premium at each quarterly Board meeting, and has taken a number of actions in response to the Fund’s once-substantial trading discount. In 1999 and 2000, the Board of Directors instituted share repurchase programs, which resulted in the repurchase of over 1 million of the Fund’s shares. In 2002, the Board authorized a tender offer for up to 25% of the Fund’s shares, which took place in March of that year.

Also in 2002, the Board approved a fundamental policy for the Fund, which was approved by the Fund’s Stockholders at a Special Meeting of Stockholders held that year, whereby the Fund adopted an interval fund structure. Since September 2002, the Fund has conducted quarterly repurchases under this policy for between 5% and 25% of the Fund’s outstanding shares at net asset value, less a repurchase fee of 2% of the repurchase proceeds. The purpose of this policy was to seek to reduce the Fund’s trading discount and provide liquidity to Stockholders.

The Fund’s trading discount has fallen since the adoption of the Fund’s fundamental policy regarding periodic repurchases, and its shares have occasionally traded at a premium. As of March 22, 2002, the Fund’s shares traded at a 13.76% discount to net asset value; as of January [     ], 2007, the Fund’s shares traded at a [     ]% discount. Since many factors influence the market price of the Fund’s shares, it is difficult to assess the degree to which the interval fund structure has contributed to the reduction of the Fund’s trading discount, if at all.

However, the Fund’s fundamental policy regarding periodic repurchases has also resulted in a reduction of the Fund’s size, which has increased the Fund’s expense ratio, and the smaller Fund size and the need to liquidate securities to meet repurchase requests on a quarterly basis complicate the management of the Fund’s investment portfolio. Although the Fund’s net asset value per share has risen 150.46% from $7.67 on October 31, 2002 to $19.21 on October 31, 2006—an average annual increase of 25.80%, the Fund’s net assets have actually fallen 5.41% from $100,437,907 to $94,999,721, and the Fund’s outstanding shares have fallen 62.23% from 14,582,240 to 5,507,486, during the same period. This reduction in the Fund’s size provides a smaller asset base over which to spread the Fund’s fixed expenses, thereby increasing the Fund’s expense ratio. The smaller size also interferes with the ability of the Fund’s investment manager, Blackstone Advisors, to hire and retain highly qualified personnel to assist in the analysis of prospective investments by the Fund. In addition, because the Fund conducts a repurchase offer each fiscal quarter, the portfolio manager is required to raise large amounts of cash four times each year at times when it may not be advantageous for the Fund to liquidate portfolio securities or hold significant amounts of cash.

Proposed Amendment to the Fund’s Interval Fund Structure

To help mitigate the negative aspects of the Fund’s fundamental policy regarding periodic repurchases but to continue to provide Stockholders with liquidity and a way to sell their shares at near net asset value, the Board of Directors, after careful consideration, has approved amending the Fund’s fundamental policy regarding periodic repurchases to provide that the Fund will conduct repurchases on a semi-annual basis rather than on a quarterly basis. At the Meeting, Stockholders will be asked to consider and vote on this amendment.

If the amendment is approved by the Fund’s Stockholders, the Fund will continue to conduct periodic repurchase offers for between 5% and 25% of its outstanding shares at net asset value, less a repurchase fee of 2% of the repurchase proceeds, but on a semi-annual basis instead of on a quarterly basis. This policy change may help improve the Fund’s expense ratio and the investment manager’s ability to hire and retain highly qualified personnel to assist in the analysis of prospective investments by the Fund, and the amended policy may be less disruptive to the management of the Fund’s investment portfolio since portfolio securities will not have to be liquidated as frequently to raise cash. However, there can be no assurance that the policy change will result in these improvements.

Although the Fund’s trading discount has fallen since the adoption of the Fund’s fundamental policy regarding periodic repurchases in 2002, it is impossible to say what effect, if any, the reduction in the Fund’s trading discount can be attributed to the Fund’s interval fund structure. Similarly, it is impossible to predict what effect, if any, amending this policy might have on the relationship of the Fund’s share price on the NYSE to the Fund’s net asset value per share.

The Board of Directors has determined that if this proposal is approved, the Fund will not conduct a repurchase offer during the second quarter of its 2007 fiscal year, which quarter ends on April 30, 2007. The next repurchase offer by the Fund would occur on or around the end of the Fund’s fiscal third quarter, which quarter ends on July 31, 2007, with subsequent repurchase offers to be made semi-annually thereafter during the first and third quarters of the Fund’s fiscal year. The next repurchase request deadline would be on July 13, 2007. The Board of Directors will determine the amount of each repurchase offer shortly before the commencement of the offer.

Amended Fundamental Policy

The Board of Directors has approved the following fundamental policy (which cannot be changed without Stockholder approval) and is submitting it to Stockholders for their approval:

(a)	The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3, as amended from time to time (“Offers”). The Board of Directors may place such conditions and limitations on Offers as may be permitted by Rule 23c-3.

(b)	14 days prior to the last Friday of each of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase

Request Deadline”) by which the Fund must receive repurchase requests submitted by Stockholders in response to the most recent Offer.

(c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of each of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

(d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

Repurchases in Excess of the Repurchase Offer Amount and Proration

Under both the Fund’s current fundamental policy regarding periodic repurchases and the proposed amended policy, the Fund may, but is not obligated to, purchase up to an additional 2% of the Fund’s shares outstanding on a Repurchase Request Deadline if the acceptances of an Offer exceed the applicable repurchase offer amount. If the Fund determines not to repurchase more than the repurchase offer amount, or if the Stockholders participating in the Offer tender shares in an amount exceeding the repurchase offer amount plus 2% of the shares outstanding on the Repurchase Request Deadline, the Fund will repurchase all the shares tendered on a pro rata basis, except that (1) the Fund may accept all shares tendered by Stockholders who own fewer than 100 shares and who tender all of their shares, before prorating shares tendered by others, and (2) the Fund may accept by lot shares tendered by Stockholders who tender all shares held by them and who, when tendering their shares, elect to have either all or none, or at least a minimum amount or none, accepted, so long as the Fund first accepts all shares tendered by Stockholders who do not so elect.

Source of Funds

The source of funds to pay for repurchased shares will not change under the amended policy. From the time the Fund sends an Offer notification to Stockholders until the Repurchase Pricing Date, the Fund will be required to maintain liquid assets (as defined in Rule 23c-3) in an amount equal to at least 100% of the repurchase offer amount. The Fund anticipates using cash on hand and liquidating portfolio securities to purchase shares acquired pursuant to the Offers.

Risks to the Fund and Its Stockholders

Under both the Fund’s current fundamental policy regarding periodic repurchases and the proposed amended policy, there is a risk that the Fund’s need to sell securities to meet repurchase requests may affect the market for the portfolio securities being sold, which may, in turn, diminish the net asset value of shares of the Fund. As a result of liquidating portfolio securities, the Fund may realize capital gains or losses. In such event, some gains may be realized on securities held for less than one year, which may generate income taxable to Stockholders (when distributed to them by the Fund) at ordinary income rates. Moreover, if a significant number of shares are repurchased, the Fund may be unable to maintain a viable asset base to continue operating efficiently given its limited ability to offer shares. The Fund’s reduced net assets would also result in a higher expense ratio, and the Fund may eventually be forced to delist from the NYSE if its asset base decreases significantly. Because the Fund will be required to maintain liquid assets in an amount equal to at least 100% of the repurchase offer amount, portfolio management techniques may be modified accordingly.

Potential Federal Income Tax Consequences

The following discussion describes certain U.S. federal income tax consequences of tendering shares in an Offer. Except where noted, it deals only with shares held as capital assets and does not deal with Stockholders subject to special treatment under the U.S. federal income tax laws, such as dealers in securities or commodities, traders in securities that elect to mark their holdings to market, insurance companies, financial institutions, tax-exempt entities, regulated investment companies, real estate investment trusts, partnerships or other pass-through entities, U.S. expatriates, persons holding shares as a part of a hedging, conversion or constructive sale transaction or a straddle or U.S. Stockholders (as defined below) whose functional currency is not the U.S. dollar. Furthermore, the discussion below is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed, revoked or modified so as to result in U.S. federal income tax consequences different from those discussed below. Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences of participating in an Offer in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

As used herein, a U.S. Stockholder means a Stockholder that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A “Non-U.S. Stockholder” is a Stockholder (other than a partnership) that is not a U.S. Stockholder.

An exchange of shares for cash in an Offer by U.S. Stockholders will be a taxable transaction for U.S. federal income tax purposes. As a consequence of the exchange, the U.S. Stockholder will, depending on such U.S. Stockholder’s particular circumstances, be treated either as recognizing gain or loss from the disposition of the shares or as receiving a dividend distribution from the Fund. Under Section 302(b) of the Code, a sale of shares pursuant to an Offer generally will be treated as a sale or exchange if the receipt of cash by the Stockholder: (a) results in a complete termination of the Stockholder’s interest in the Fund, (b) results in a substantially disproportionate redemption with respect to the Stockholder, or (c) is not essentially equivalent to a dividend with respect to the Stockholder. In determining whether any of these tests has been met, shares actually owned, as well as shares considered to be owned by the Stockholder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account. If any of these three tests for sale or exchange treatment is met, a U.S. Stockholder will recognize gain or loss equal to the difference between the price paid by the Fund for the shares purchased in the Offer and the Stockholder’s adjusted basis in such shares. If such shares are held as a capital asset, the gain or loss will be capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the applicable ordinary income rate for capital assets held for one year or less or (ii) 15% for capital assets held for more than one year.

If the requirements of Section 302(b) of the Code are not met, amounts received by a U.S. Stockholder who sells shares pursuant to an Offer will be taxable to the U.S. Stockholder as a dividend to the extent of such U.S. Stockholder’s allocable share of the Fund’s current or accumulated earnings and profits. To the extent that amounts received exceed such U.S. Stockholder’s allocable share of the Fund’s current and accumulated earnings and profits for a taxable year, the distribution will first be treated as a non-taxable return of capital, causing a reduction in the adjusted basis of such U.S. Stockholder’s shares, and any amounts in excess of the U.S. Stockholder’s adjusted basis will constitute taxable gain. Any remaining adjusted basis in the shares tendered to the Fund will be transferred to any remaining shares held by such U.S. Stockholder.

If the payment for any purchase of shares pursuant to an Offer is treated as a taxable dividend to the selling Stockholder rather than as an exchange, the other Stockholders, including the non-tendering Stockholders, could be deemed to have received taxable stock distributions under certain circumstances. Stockholders are urged to consult their own tax advisors regarding the possibility of deemed distributions resulting from the purchase of shares pursuant to an Offer.

Non-U.S. Stockholders. The depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a Non-U.S. Stockholder or his or her agent for any shares purchased pursuant to an Offer unless the depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-U.S. Stockholder must deliver to the depositary before the payment a properly completed and executed Internal Revenue Service (“IRS”) Form W-8BEN. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to an Offer are effectively connected with the conduct of a trade or business within the United States, a Non-U.S. Stockholder must deliver to the depositary before the payment a properly completed and executed IRS Form W-8ECI. The depositary will determine a shareowner’s status as a Non-U.S. Stockholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Forms W-8BEN or W-8ECI) unless facts and circumstances indicate that such reliance is not warranted. A Non-U.S. Stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such shareowner meets the “complete termination,” “substantially disproportionate” or “not essentially equivalent to a dividend” test described above or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or a treaty-reduced rate of withholding. Non-U.S. Stockholders are urged to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

The tax discussion set forth above is included for general information only. Each Stockholder is urged to consult such holder’s own tax advisor to determine the particular tax consequences to him or her of an Offer, including the applicability and effect of state, local and foreign tax laws.

Suspension and Postponement of Offers

Under both the Fund’s current fundamental policy regarding periodic repurchases and the proposed amended policy, the Fund may suspend or postpone an Offer by vote of a majority of the Board of Directors (including a majority of the Directors who are not “interested persons,” as that term is defined in the 1940 Act, of the Fund, Blackstone Advisors, or their respective affiliates (the “Independent Directors”)), but only (1) if repurchases pursuant to the Offer would impair the Fund’s status as a regulated investment company under the Code; (2) if repurchases pursuant to the Offer would cause the shares to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association; (3) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (4) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (5) for such other periods as the Securities and Exchange Commission may by order permit for the protection of Stockholders of the Fund.

If an Offer is suspended or postponed, the Fund will provide notice thereof to Stockholders. If the Fund renews a suspended Offer or reinstitutes a postponed Offer, the Fund will send a new notification to all Stockholders.

Evaluation by the Board of Directors

The Board of Directors regularly reviews the relationship of the Fund’s share price on the NYSE to its net asset value per share as well as the Fund’s expenses and the management of the Fund’s investment portfolio. At meetings held in October 2006 and December 2006, the Directors discussed in detail the continued appropriateness of the Fund’s quarterly repurchases as well as possible alternatives. At a meeting held on December [     ], 2006, the Board of Directors, including a majority of the Independent Directors, determined that it would be in the best interest of the Fund and its Stockholders for the Fund to adopt a revised interval fund structure whereby the Fund would conduct periodic repurchase offers on a semi-annual basis rather than on a quarterly basis and recommended that the proposal be submitted to Stockholders for approval. The Board of Directors believes that the adoption by the Fund of the revised fundamental policy regarding periodic repurchases may help improve the Fund’s expense ratio and the ability of Blackstone Advisors to hire and maintain highly qualified personnel to assist in the analysis of prospective investments by the Fund as well as the ability of the portfolio manager to manage the Fund’s investments since portfolio securities will not have to be liquidated as frequently to raise cash. However, there can be no assurance that the policy change will result in these improvements. With semi-annual repurchases, Stockholders will continue to have a regular opportunity to sell their shares at net asset value, less the 2% repurchase fee.

Required Vote

As provided by the 1940 Act, approval of the amended fundamental policy regarding periodic repurchases will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Proposal. The amended fundamental policy will become effective on the date it receives approval by the Stockholders of the Fund.

Please note that unless otherwise instructed, the proxies will vote FOR Proposal 1.

THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND THAT
STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDED FUNDAMENTAL
POLICY REGARDING PERIODIC REPURCHASES.

PROPOSAL 2. ELECTION OF DIRECTORS

Background

In accordance with the Fund’s Charter, the Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, Stockholders will be asked to elect two Class III Directors to hold office until the 2010 Annual Meeting of Stockholders, or thereafter until his successor is elected and qualified. The terms of office of the Class I Directors expire at the Annual Meeting of Stockholders in 2008, or thereafter until their respective successors are duly elected and qualified. The terms of office of the Class II Directors expire at the Annual Meeting of Stockholders in 2009, or thereafter until their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees listed below. Messrs. Melwani and Becker are currently members of the Fund’s Board of Directors. The nominees have indicated that they will serve if elected, but if the nominees should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table provides information concerning the nominees for election as Class II Directors:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Nominee (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years

Nominees to serve as Class III Directors until the 2010 Annual Meeting of Stockholders

Interested Director/Nominee

Prakash A. Melwani* Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, NY 10154 Birth Year: 1958	Director and President	Since 2005	Senior Managing Director, Private Equity Group, Blackstone (May 2003– Present); Founder and Chief Investment Officer, Vestar Capital Partners (1988– 2003)	2	Aspen Insurance Holdings Limited and Kosmos Energy Holdings

*	Mr. Melwani is an “interested person,” as defined in the 1940 Act, because he serves as President of the Fund.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Nominee (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years

Independent Director/Nominee

Lawrence K. Becker 8039 Harbor View Terrace Brooklyn, N.Y. 11209 Birth Year: 1955	Director and Member of the Audit Committee and Nominating Committee	Since 2003	Private Investor, Real Estate Investment Management (July 2003– Present); Vice President, Controller/Treasurer, National Financial Partners (2000– 2003); Managing Director, Controller/Treasurer, Oppenheimer Capital-PIMCO (1981– 2000)	2	Member of Board of Trustees or Board of Managers of five registered investment companies advised by Advantage Advisers L.L.C. or its affiliates (“Advantage”)

The following table provides information concerning the Class I and Class II Directors currently serving until the year 2008 and 2009 Annual Meetings of Stockholders:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director During Past Five Years

Class I Directors serving until the 2008 Annual Meeting of Stockholders

Independent Directors

Leslie H. Gelb The Council on Foreign Relations 58 East 68th Street New York, N.Y. 10021 Birth Year: 1937	Director and Member of the Audit Committee and Nominating Committee	Since 1994	President Emeritus, The Council on Foreign Relations (2003– Present); President, The Council on Foreign Relations (1993– 2003); Columnist (1991– 1993), Deputy Editorial Page Editor (1985– 1990) and Editor, Op-Ed Page (1988– 1990), The New York Times	2	Britannica.com; Director of 34 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director During Past Five Years

Luis F. Rubio Jaime Balmes No. 11, D-2 Los Morales Polanco Mexico, D.F. 11510 Birth Year: 1955	Director and Member of the Audit Committee and Nominating Committee	Since 1999	President, Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (2002– Present) Director General, Centro de Investigacion para el Desarrollo, A.C. (1984– 2002); frequent contributor of op-ed pieces to The Los Angeles Times and The Wall Street Journal	2	Member of Board of Trustees or Board of Managers of five registered investment companies advised by Advantage

Class II Director serving until the 2009 Annual Meeting of Stockholders

Independent Director

Jeswald W. Salacuse The Fletcher School of Law & Diplomacy at Tufts University Medford, MA 02155 Birth Year: 1938	Director, Chairman of the Board and Chairman of the Audit Committee and Nominating Committee	Since 1993	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law & Diplomacy (1986– Present); Dean, Fletcher School of Law & Diplomacy, Tufts University (1986–1994)	2	Director of 34 registered investment companies advised by LMPFA and its affiliates

Director Compensation

Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the investment manager or an affiliate of the investment manager during the Fund’s prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended October 31, 2006 to each Director of the Fund and the aggregate compensation paid to them from all registered funds in the Fund Complex for the fiscal year ended October 31, 2006. The Fund does not provide any pension or retirement benefits to Directors.

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment manager or that have an investment manager that is an affiliated person of the investment manager of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment manager or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Director	Aggregate Compensation from Fund	Total Compensation from Other Funds Advised by Adviser	Total Compensation from Fund and Fund Complex

Lawrence K. Becker
Leslie H. Gelb
Prakash A. Melwani
Luis F. Rubio
Jeswald W. Salacuse

Beneficial Share Ownership

The following table sets forth the beneficial ownership of shares of the Fund, as of January 2, 2007, by each person (including any group) known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund:

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent Ownership

[To come.]

In addition, as of January 2, 2007, Cede & Co., a nominee for participants in The Depository Trust Company, held of record [_] shares, equal to [_]% of the outstanding shares of the Fund.

Security Ownership of Management

The following table provides information concerning the number and dollar range of equity securities owned beneficially by each Director as of January 2, 2007:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies

Directors
Lawrence K. Becker	None	None
Leslie H. Gelb	None	None
Prakash A. Melwani	None	None
Luis F. Rubio	None	None
Jeswald W. Salacuse	$1– $10,000	$10,001– $50,000
All Directors and Executive Officers (as a group)	$1– $10,000	$10,001– $50,000

As of January 2, 2007, the holdings of no Director or executive officer, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund’s common stock. At January 2, 2007, no Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, owned beneficially or of record any shares of Blackstone Advisors, the Fund’s investment manager and administrator, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Blackstone Advisors.

Responsibilities of the Board of Directors

The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its Stockholders. The Directors oversee the Fund’s business by, among other things, meeting with the Fund’s management and evaluating the performance of the Fund’s service providers including Blackstone Advisors, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund’s independent registered public accounting firm and with their own separate independent counsel.

The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee which meet periodically during the year and whose responsibilities are described below.

The Directors regularly review the Fund’s financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund’s management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, Blackstone Advisors and their affiliates and other funds and clients managed by Blackstone Advisors to ensure that the Fund is managed in a manner which is in the best interest of the Fund’s Stockholders.

Officers of the Fund

The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The current executive officers of the Fund are:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

Prakash A. Melwani The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth Year: 1958	President and Director	Since 2005	Senior Managing Director, Private Equity Group, Blackstone (May 2003– Present); Founder and Chief Investment Officer, Vestar Capital Partners (1988– 2003)

Robert L. Friedman The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth Year: 1943	Chief Legal Officer and Vice President	Since 2005	Chief Administrative Officer and Chief Legal Officer, Blackstone (2003– Present); Senior Managing Director, Blackstone (1999– Present)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

Joshua B. Rovine The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth Year: 1965	Secretary	Since 2005	Managing Director, Finance and Administration Group, Blackstone (2003– Present); Partner, Sidley Austin Brown & Wood LLP (1994– 2003)

Brian S. Chase The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth Year: 1977	Treasurer and Vice President	Since 2005	Vice President and Chief Financial Officer, Distressed Securities Advisors Group, Blackstone (May 2005– Present); Controller, Fortress Investment Group LLC, (May 2002– May 2005)

Barbara Pires Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1952	Chief Compliance Officer and Vice President	Since 2005	Chief Compliance Officer and Principal, Blackstone Asia Advisors L.L.C. (2006– Present); Consultant (2005– 2006); Chief Compliance Officer, The Asia Tigers Fund, Inc. and The India Fund, Inc. (2005– Present); Senior Vice President, Oppenheimer Asset Management, Inc. (1996– 2005)

Punita Kumar-Sinha Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1962	Portfolio Manager Chief Investment Officer	Since 1999 Since 2005	Chief Investment Officer and Senior Portfolio Manager, Blackstone Asia Advisors L.L.C. (2005– Present); Managing Director and Senior Portfolio Manager, Advantage Advisers, Inc., an affiliated of Oppenheimer & Co., Inc. (1997– 2005); Portfolio Manager, The Asia Tigers Fund, Inc. (1999-Present) and The India Fund, Inc. (1997-Present)

Audit Committee and Audit Committee Report

The Fund’s Audit Committee is composed entirely of Directors who are not “interested persons” of the Fund, Blackstone Advisors or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Currently, Messrs. Becker, Gelb, Rubio and Salacuse are members of the Audit Committee. The Audit Committee convened four times during the fiscal year ended October 31, 2006. The principal functions of the Audit Committee are to appoint and retain the Fund’s independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might want to make in that connection. The Board has determined that Mr. Becker will serve as the “audit committee financial expert,” as defined in Section 401(h) of Regulation S-K. The Fund adopted an Audit Committee Charter in February 2000, which was most recently amended and restated in November 2005. The Fund’s amended and restated Audit Committee Charter was filed as an exhibit to the Proxy Statement filed by the Fund on January 9, 2006.

The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61 and No. 90. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended October 31, 2006.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Pursuant to the Fund’s Audit Committee Pre-Approval policy, the Audit Committee pre-approved all audit and non-audit services provided by PwC to the Fund in 2006. A representative of PwC will be available at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

Nominating Committee

The Nominating Committee is composed entirely of Directors who are not “interested persons” of the Fund, Blackstone Advisors or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Currently Messrs. Becker, Gelb, Rubio and Salacuse are members of the Nominating Committee. This Committee did not meet during the fiscal year ended October 31, 2006. The principal function of the Nominating Committee is to select and nominate persons for election as Directors of the Fund. The Fund adopted a Nominating Committee Charter on December 18, 2003, which is attached hereto as Exhibit A.

The Nominating Committee identifies potential nominees through its network of contacts. While the Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote, the Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard).

In identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Directors of the Fund; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating Committee will accept nominations for the office of Director made by Fund Stockholders. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. There are no differences in the manner in which the Nominating Committee evaluates nominees based on whether such nominees are recommended by a Stockholder.

The Fund does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Nominating Committee did not receive a recommended nominee from a Stockholder who beneficially owned, or a group of Stockholders who beneficially owned, more than 5% of the Fund’s shares for at least one year as of the date the recommendation was made.

Board Meetings

During the fiscal year ended October 31, 2006, the Board of Directors held five regular meetings and three special meetings. Each Director attended at least 75% of the meetings of the Board or the committee of the Board on which he served.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require the Fund’s Directors and officers, persons who own more than ten percent of the Fund’s common stock, Blackstone Advisors and its directors and officers, to file reports of ownership and changes in ownership of the Fund’s securities with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file.

Based solely on a review of those forms furnished to the Fund, the Fund believes that the Fund’s Directors and officers, and Blackstone Advisors and their directors and officers, have complied with applicable filing requirements during the fiscal year ended October 31, 2006, except that initial statements of beneficial ownership of securities on Form 3 were inadvertently filed late by Blackstone Advisors and certain of its affiliates.

Required Vote

Directors are elected by a plurality of all the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. A “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

Please note that unless otherwise instructed, the proxies will vote FOR each nominee for Director.

THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND THAT
STOCKHOLDERS VOTE “FOR” EACH NOMINEE FOR DIRECTOR

ADDITIONAL INFORMATION

Service Providers

Blackstone Advisors currently serves as the Fund’s investment manager and as the Fund’s administrator. The address of Blackstone Advisors is 345 Park Avenue, New York, New York 10154. Blackstone Advisors subcontracts certain of its responsibilities as administrator to PFPC Inc. The address of PFPC Inc. is 103 Bellevue Parkway, Wilmington, Delaware 19809.

Independent Registered Public Accounting Firm

The Fund’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund’s independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund’s Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm without having obtained specific pre-approval from the Audit Committee. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to Blackstone Advisors or any entity controlling, controlled by, or under common control with Blackstone Advisors if such services relate directly to the operations and financial reporting of the Fund.

Audit Fees. The aggregate fees paid to PwC in connection with the annual audit of the Fund’s financial statements and for services normally provided by PwC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended October 31, 2005 and October 31, 2006 were $71,500 and $75,790, respectively, including out-of-pocket expenses.

Audit-Related Fees. The aggregate fees paid to PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended October 31, 2005 and October 31, 2006 were $0 and $0, respectively.

Tax Fees. The aggregate fees paid for domestic and international tax-related services, including tax compliance, tax advice and tax planning, rendered by PwC to the Fund for the fiscal years ended October 31, 2005 and October 31, 2006 were $45,100 and $55,400, respectively.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to the Fund for the fiscal years ended October 31, 2005 and October 31, 2006 were $0 and $0, respectively.

The aggregate non-audit fees billed by PwC for services rendered to the Fund, Blackstone Advisors and any entity controlling, controlled by, or under common control with the Fund, Blackstone Advisors and Blackstone that provides ongoing services to the Fund for the fiscal years ended October 31, 2005

and October 31, 2006 were $45,100 and $[          ], respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

None of the services described above, provided in the fiscal year ended October 31, 2006, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Other Business

The Fund’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Stockholder Proposals

All proposals by Stockholders of the Fund that are intended to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in 2008, must be received by the Fund (addressed to The Asia Tigers Fund, Inc., 345 Park Avenue, New York, New York 10154) for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than September      , 2007. Any Stockholder who desires to bring a proposal for consideration at the Fund’s year 2008 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The Asia Tigers Fund, Inc., 345 Park Avenue, New York, New York 10154) during the 30-day period from October 26, 2007 to November 26, 2007.

Stockholder Communications with the Board of Directors

The Fund has adopted procedures by which Fund Stockholders may send communications to the Board of Directors. Stockholders may mail written communications to the Board to the attention of the Board of Directors of The Asia Tigers Fund, Inc., c/o the Fund’s Chief Legal Officer, 345 Park Avenue, New York, New York 10154. Stockholder communications must (i) be in writing and be signed by the Stockholder and (ii) identify the number of shares held by the Stockholder. The Chief Legal Officer of the Fund is responsible for reviewing properly submitted Stockholder communications. The Chief Legal Officer shall either (i) provide a copy of each properly submitted Stockholder communication to the Board at its next regularly scheduled board meeting or (ii) if the Chief Legal Officer determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The Chief Legal Officer may, in good faith, determine that a Stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, Stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures shall not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a Stockholder of the Fund, or (iii) any Stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

The Fund’s Directors are not required to attend the Fund’s Annual Meeting of Stockholders or to otherwise make themselves available to Stockholders for communications, other than by the aforementioned procedures. The only Director to attend the Fund’s February 24, 2006 Annual Meeting of Stockholders was Prakash A. Melwani.

Expenses of Proxy Solicitation

The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund, even if the proposals are not successful, as will all of the other costs in connection with the Meeting. It is estimated that the Fund’s costs related to the solicitation will total approximately $[          ]. Proxies may also be solicited personally by Directors and officers of the Fund and by regular employees of Blackstone, its respective affiliates, or other representatives of the Fund, and may be accomplished by telephone in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

In addition, Georgeson Inc. (“Georgeson”), a proxy solicitation firm, has been retained to assist in the solicitation of the proxy vote. It is anticipated that Georgeson will be paid an amount estimated at $[          ] plus reasonable out-of-pocket expenses. Therefore, expenses of the Meeting will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and (iv) compensating the proxy solicitor.

Georgeson may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders’ identities, to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. A Stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To ensure that the Stockholder’s instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card but with marks indicating how the Stockholder voted, along with a special toll-free number which will be available in the event the Stockholder wishes to change or revoke the vote. Although a Stockholder’s vote may be taken by telephone, each Stockholder will receive a copy of this proxy statement and may vote by mailing the enclosed proxy card. If you have any questions or need assistance in voting, please contact Georgeson at its toll-free number, 1-866-297-1264.

Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope.

January      , 2007

Exhibit A

THE INDIA FUND INC.
THE ASIA TIGERS FUND, INC.

NOMINATING COMMITTEE CHARTER

Organization

The Nominating Committee (the “Committee”) of each of The India Fund, Inc. and The Asia Tigers Fund, Inc. (each, a “Fund”) shall be composed solely of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange listing standards. The Board of Directors of the Fund (the “Board”) shall nominate the members of the Committee and shall designate the Chairman of the Committee. The Chairman shall preside at each meeting of the Committee.

Responsibilities

The Committee shall select and nominate persons for election as Directors of the Fund.

Identification and Evaluation of Potential Nominees

In identifying and evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•
whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

•
whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•
the contribution which the person can make to the Board and the Fund, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of the Fund’s Directors, the Committee shall accept nominations for the office of Director made by Fund Stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: December 18, 2003

A-2

PROXY	THE ASIA TIGERS FUND, INC. ANNUAL MEETING OF STOCKHOLDERS—FEBRUARY 23, 2007	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Robert L. Friedman, Joshua B. Rovine and Barbara Pires, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, in Conference Room J on the 30th Floor on Friday, February 23, 2007, at [11:00 a.m.], and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January [     ], 2007 and upon all other matters properly coming before said Meeting.

Please indicate your vote by an “X” in the appropriate box on the reverse side. This Proxy, if properly executed, will be voted in the manner directed by the Stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE TELEPHONE: 1-[_]-[_]-[_]

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

SEE REVERSE	(CONTINUED, AND TO BE SIGNED AND DATED,	SEE REVERSE
SIDE	ON THE REVERSE SIDE)	SIDE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2 (INCLUDING ALL NOMINEES FOR DIRECTOR).

PLEASE MARK VOTES AS IN THIS EXAMPLE:

1.	To approve an amendment to the Fund’s fundamental policy regarding periodic repurchases to provide that the Fund will conduct repurchase offers on a semi-annual basis rather than on a quarterly basis.

For	Against	Abstain

2.	To elect two Class III Directors to the Board of Directors to serve until the 2010 Annual Meeting of Stockholders (01) Prakash A. Melwani (02) Lawrence K. Becker

For All Nominees	Withhold Authority to Vote
Listed Above	for the Nominees Listed Below

(Instruction: to withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.)

3.	The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting.

Please mark the box at left if you plan to attend the Meeting. Please bring valid identification.	Change of address and/or comments appear on reverse.

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature	Date	Signature	Date